Exhibit 99.1

FOR IMMEDIATE RELEASE

SIRIUSPOINT ANNOUNCES CHAIRMAN AND CEO SANKARAN TO RESIGN FROM COMPANY

Daniel Malloy, Former CEO of Third Point Re and Former President, Global Distribution and Services of the Company, Appointed Interim CEO

Director Sharon Ludlow Appointed Interim Chair

HAMILTON, Bermuda, May 17, 2022 -- SiriusPoint Ltd. (“SiriusPoint” or the “Company”) (NYSE: SPNT), an international specialty insurer and reinsurer, has announced that Siddhartha (Sid) Sankaran, Chairman and CEO, has resigned from the Company to pursue other opportunities.

The Board has named Daniel Malloy as Interim Chief Executive Officer while the Board initiates a search for a permanent successor, and current Director Sharon Ludlow as Interim Chair of the Board of Directors. Both of these appointments are effective immediately. Mr. Sankaran will be available as an advisor to the Company after his departure to ensure a smooth transition.

“The Board and I would like to thank Sid for his work managing the integration of Third Point Re and Sirius Group, and for launching the Company on a compelling strategic path. We wish him well,” said Ms. Ludlow. “We are also very pleased that Dan Malloy has graciously agreed to rejoin the Company on a short-term basis to assist with this transition.”

“SiriusPoint has made tremendous progress since the merger, and I want to thank the team for helping position the Company for the future,” said Mr. Sankaran.

Daniel Malloy’s most recent position with the Company was as President of Global Distribution and Services. He was previously the CEO of Third Point Re.

Ms. Ludlow is the former President and CEO of Swiss Re Canada and has served as a Director of the Company since its inception in February 2021.

Executive Biographies

Daniel Malloy

Daniel Malloy is an experienced reinsurance professional and has had a long relationship with SiriusPoint and its predecessor, Third Point Re. Following the creation of SiriusPoint last year, Mr. Malloy served as the President of Global Distribution and Services, and prior to that he was the CEO of Third Point Re. Mr. Malloy joined Third Point Re in 2012 and served as Executive Vice President of Underwriting and then Chief Underwriting Officer, before his promotion to CEO in 2019.

Mr. Malloy’s experience in the reinsurance industry spans more than four decades, including positions with Aon Benfield, Stockton Reinsurance, Centre RE, and Zurich Reinsurance. He is a graduate of Dartmouth College.

Sharon Ludlow

Sharon Ludlow is a Corporate Director with more than 25 years of experience in the insurance/reinsurance industry. During the course of her career, Ms. Ludlow served as President & CEO of Swiss Re Canada and as President of Aviva Insurance Company of Canada.

Ms. Ludlow is currently a Director on the boards of Lombard International, EIS Group and Green Shield Canada. Ms. Ludlow is a Fellow of the Chartered Professional Accountants (FCPA, FCA) in Canada and holds a Bachelor of Commerce degree from the University of Toronto. She also holds the Institute of Corporate Directors designation (ICD.D).

About SiriusPoint

SiriusPoint is a global insurer and reinsurer providing solutions to clients and brokers in almost 150 countries. Bermuda-headquartered with offices in New York, London, Stockholm and other locations around the world, we are listed on the New York Stock Exchange (SPNT). We have licenses to write Property & Casualty and Accident & Health insurance and reinsurance globally. Our offering and distribution capabilities are strengthened by a portfolio of strategic partnerships with Managing General Agents and technology-driven insurance services companies within our Insurance & Services division. With over $3 billion total capital, SiriusPoint’s operating companies have a financial strength rating of A- (Excellent) from AM Best, S&P and Fitch. For more information, please visit www.siriuspt.com.

SiriusPoint Contacts

Kekst CNC

Ruth Pachman / Ross Lovern

ruth.pachman@kekstcnc.com / ross.lovern@kekstcnc.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. The Company cautions you that the forward-looking information presented in this press release is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from the Company’s expectations due to a variety of known and unknown risks, uncertainties and other factors. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: our ability to execute on our strategic transformation, including changing the mix of business between insurance and reinsurance; the impact of the novel coronavirus (“COVID-19”) pandemic or other unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates, equity market volatility and ongoing business and financial market impacts of COVID-19; the costs, expenses and difficulties of the integration of the operations of Sirius International Insurance Group, Ltd. (“Sirius Group”); fluctuations in our results of operations; a downgrade or withdrawal of our financial ratings; inadequacy of loss and loss adjustment expense reserves, the lack of availability of capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation, and foreign currency fluctuations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; our ability to retain key employees and the effects of potential labor disruptions due to COVID-19 or otherwise; the outcome of legal and regulatory proceedings, regulatory constraints on our business, including legal restrictions on certain of our insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to us, and losses from unfavorable outcomes from litigation and other legal proceedings; reduced returns or losses in SiriusPoint’s investment portfolio; our concentrated exposure in funds and accounts managed by Third Point LLC, our lack of control over Third Point LLC, our limited ability to withdraw our capital accounts and conflicts of interest among various members of Third Point Advisors LLC, TP Enhanced Fund, Third Point LLC and us; our potential exposure to U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; risks associated with delegating authority to third party managing general agents; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures; and other risks and factors listed in the Company's most recent Annual Report on Form 10-K and other subsequent periodic reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information or otherwise.

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